DELAWARE(SM)
INVESTMENTS
-----------



Delaware Social Awareness Fund



(Growth of Capital Artwork)



Growth
of Capital












1999 ANNUAL REPORT

                   A TRADITION OF SOUND INVESTING SINCE 1929

TABLE OF CONTENTS
-----------------


Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Financial Highlights                                         12



A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.


Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.


Consistent
[ ] We believe consistent processes are the best way to seek consistent investment performance.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
[ ] We offer more than 60 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (24 single-state funds)
   o International equity            o International fixed-income
   o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

December 7, 1999

Recap of Events -- The U.S. stock market has provided considerable capital appreciation since the start of our fiscal year on December 1, 1998. Initially, there were concerns about the effects of economic crises in Asia, Russia, Japan and Latin America. However, three Federal Reserve interest rate cuts sent many investments bouncing back from the financial losses suffered in the summer and fall of 1998.

Since that date, the stock market has recovered in dramatic fashion. The Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time in the spring of 1999. Low inflation enabled the Federal Reserve to keep interest rates low and the U.S. stock market moved steadily higher.

Strong economic activity and a booming stock market heightened inflationary concerns. The Federal Reserve responded by raising interest rates on June 30th, August 24th and November 16th, effectively taking back all three rate reductions of the previous year. As of this writing, the Federal funds target rate on overnight loans between banks stands at 5.50%, the same level as 14 months ago.

Delaware Social Awareness Fund capitalized on a fortuitous environment and provided a total return of +15.44% (Class A shares at net asset value with distributions reinvested) for the year ended November 30, 1999. We attribute Delaware Social Awareness Fund's positive performance to strong stock selection in the technology sector. Your Fund's subadviser, Vantage Investment Advisors of New York, combines a socially responsible selection process with computer-driven, quantitative stock selection. In general, your Fund seeks attractively priced stocks with favorable long-term earnings prospects.

WE ATTRIBUTE DELAWARE
SOCIAL AWARENESS
FUND'S POSITIVE
PERFORMANCE TO STRONG
STOCK SELECTION IN THE
TECHNOLOGY SECTOR.

Average Annual Total Returns
For Periods Ended November 30, 1999         One Year             Lifetime*
--------------------------------------------------------------------------------
Delaware Social Awareness Fund Class A  +15.44%              +16.79%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index             +20.83%              +31.25%
Domini Social 400 Index                 +25.96%              +29.00%
Lipper Multi-Cap Core Funds Average     +19.12% (365 funds)  +18.07% (253 funds)

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all other Fund classes can be found on page 6. All indexes cited are unmanaged. The S&P 500 Index is a composite of large company stocks. The Domini Social 400 Index is a benchmark of 400 U.S. corporations that pass multiple, broad-based social screens set by Kinder, Lydenberg, Domini & Co. The Lipper Multi-Cap Core Funds Average is the average of all multi-cap core funds tracked by Lipper Analytical. Past performance does not guarantee future results. You cannot invest directly in an index.

*February 24, 1997 (commencement of operations).

(Growth of Capital Artwork)

(Growth of Capital Artwork)


Market Outlook-- Despite strong performance through most of the year, the U.S. stock market suffered in the third quarter of 1999. In October and November, consumer and manufacturing reports suggested our economy might be overheating. Regardless, your Fund's managers believe the current economic environment of low interest rates, steady growth and low inflation provides fertile ground for long-term stock market growth. On the pages that follow, Delaware Social Awareness Fund's portfolio managers share their outlook and concerns for the U.S. economy in the coming year. They also review their investment selection process and discuss some of the individual investments that impacted Fund performance in fiscal 1999.

With many opportunities still ahead, we look forward to working with you to make the most of your investments. Thank you for your continued confidence in Delaware Social Awareness Fund and Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                 /s/ David K. Downes
---------------------------        -----------------------------
Wayne A. Stork                     David K. Downes
Chairman,                          President and Chief Executive
Delaware Investments               Officer, Delaware Investments

(Growth of Capital Artwork)

PORTFOLIO MANAGEMENT REVIEW

Enrique Chang
Senior Vice President/
Chief Investment Officer
Vantage Investment Advisors

Christopher P. Harvey
Vice President
Vantage Investment Advisors

December 7, 1999

The Fund's Results
Delaware Social Awareness Fund delivered a +15.44% return for the year ended November 30, 1999 (Class A shares at net asset value with distributions reinvested). Driving your Fund's strong performance was our stock picking technique which evaluates some 1,200 mid- and large-cap U.S. stocks every day. Companies are first examined to see whether they meet your Fund's socially responsible screens.

Delaware Social Awareness Fund avoids companies that:

o Pollute the environment;
o Produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;
o Make military weapons;
o Conduct animal testing for cosmetics or personal care products;
o Make alcoholic beverages or tobacco products; or
o Are involved in the gambling industry.

During fiscal 1999, approximately 800 companies met our social screens. We then employed Vantage Investment Advisors' proprietary computer software, which allows us to evaluate the companies on a quantitative basis every business day. We evaluate raw data from each company, including the price/earnings ratio of its stock, earnings estimates from many Wall Street analysts, and a number of other factors. Each stock is then ranked against all other stocks in its industry sector. This computer analysis is designed to lead us to:

o Stocks with a low price/earnings ratio--stocks whose share price is low in relation to earnings per share; and

o Companies whose earnings growth rates are accelerating and/or whose earnings results have risen above previous estimates.

Portfolio Highlights
This past fiscal year, we avoided the energy sector as we typically do, because these companies are generally not environmentally friendly. Unfortunately, energy delivered strong returns with the spike in oil prices and we missed out on some of this sector's outperformance. Instead, we overweighted your Fund in areas of technology and financial services this past year in an attempt to keep pace with the S&P 500, which does hold energy companies. While fiscal 1999 was a strong year for computers and technology, financial services firms did not fare as well. The trouble experienced by this sector, along with our lack of exposure to energy, helps explain why your Fund underperformed the S&P 500 for the year ended November 30, 1999.


Quantitative Investing
Harnessing the Power of Technology

Universe of 1,200 mid- and large-
capitalization companies

800 stocks that meet social
responsibility criteria

Computer-driven quantitative
fundamental analysis

Ranking of stocks based on both
growth and value characteristics

148 stocks selected
for the portfolio*



*As of November 30, 1999. The number of stocks selected will fluctuate.

As we reported in Delaware Social Awareness Fund's semi-annual report in June 1999, we tend to avoid many "super cap" stocks - very large company stocks with relatively high price/earnings ratios - because they fail to rate highly according to our growth and value investment parameters. For this reason, your Fund held more medium-sized companies than the S&P 500. One super cap stock that did meet our investment parameters this past year was Microsoft. As many know, Microsoft develops, sells and supports software products. Lately, Microsoft has also been spending considerable energy developing the "MSN" network of Internet services. In a crushing blow to Microsoft's antitrust case, a federal judge ruled on November 5th that the software company does indeed hold a monopoly thanks to its pervasive Windows operating systems. Because appeals are likely to keep the case in court - and delay any sanctions - for several years, we believe we will continue to hold this stock. One of the most popular options the Justice Department is considering is breaking up the world's largest software company into identical spinoffs, dubbed "Baby Bills," and set them to compete against each other. Despite the landmark decision, we were pleased with the performance of Delaware Social Awareness Fund's top holding and believe we own the stock at a reasonable price.

Our technology holdings helped boost your Fund's performance during fiscal 1999. We were pleased with the performance of Apple Computer throughout the period. Apple has been successful in marketing its newest addition to the company's line of computers - the iMac(TM), a PC competitive with other lower priced models. Apple is also taking a cue from Dell Computer and is now selling built-to-order systems online. Over the past five quarters, Apple's average earnings percentage increase has been over 36.0% (Source: Bloomberg). We believe this bodes well for the company's future.

Financial stocks proved to be a disappointing sector for your Fund throughout fiscal 1999. The past year was a challenging one for these companies as they dealt with a rapidly changing interest rate environment and increased pricing competition. Of the stocks we hold in this sector, Allstate, which provides property-liability insurance, was a laggard. The largest U.S. publicly traded car and home insurer saw its profit margins squeezed by competitive price cuts, higher costs and storm losses.

Your Fund strives to approximately match the sector weightings of the Standard & Poor's 500 Index, a capitalization-weighted index of 500 stocks. The financial sector was also a poor performer for the S&P 500 for the one-year period ending November 30, 1999.

DRIVING YOUR FUND'S
STRONG PERFORMANCE
WAS OUR STOCK PICKING
TECHNIQUE WHICH
EVALUATES SOME 800
MID- AND LARGE-CAP
U.S. STOCKS EVERY DAY.

Outlook
We believe the current economic environment of low interest rates, steady growth and low inflation provides fertile ground for long-term stock market growth. The positioning of Delaware Social Awareness Fund's portfolio over the past fiscal year has helped it benefit from U.S. economic growth while escaping the impact of struggling international markets. Many of the companies in the portfolio generate the majority of their revenues from U.S. and/or European markets. At this time we think there is room for continued optimism for the stock market and believe Delaware Social Awareness Fund is well positioned to capitalize on any market strength in the first half of fiscal 2000.

Top Portfolio Holdings
November 30, 1999

                                            Industry                  Percent of Net Assets
-------------------------------------------------------------------------------------------
 1. Microsoft                        Computers & Technology                   4.3%
-------------------------------------------------------------------------------------------
 2. Cisco Systems                    Computers & Technology                   2.6%
-------------------------------------------------------------------------------------------
 3. EMC                              Computers & Technology                   2.0%
-------------------------------------------------------------------------------------------
 4. Bell South                       Telecommunications                       1.9%
-------------------------------------------------------------------------------------------
 5. AT&T                             Telecommunications                       1.9%
-------------------------------------------------------------------------------------------
 6. SBC Communications               Telecommunications                       1.8%
-------------------------------------------------------------------------------------------
 7. Wal-Mart Stores                  Retail                                   1.8%
-------------------------------------------------------------------------------------------
 8. Morgan Stanley Dean Witter       Banking, Finance & Insurance             1.7%
-------------------------------------------------------------------------------------------
 9. Home Depot                       Retail                                   1.6%
-------------------------------------------------------------------------------------------
10. Chase Manhattan                  Banking, Finance & Insurance             1.6%
-------------------------------------------------------------------------------------------


DELAWARE SOCIAL
AWARENESS FUND IS
WELL POSITIONED TO
CAPITALIZE ON ANY
MARKET STRENGTH IN
THE FIRST HALF OF
FISCAL 2000.

Delaware Social Awareness Fund

FUND PERFORMANCE
----------------


Growth of a $10,000 Investment
February 24, 1997-November 30, 1999

                                                     Feb-97   May-97   Nov-97   May-98   Nov-98   May-99   Nov-99
Domini Social 400 index                              10,000   10,848   12,547   14,449   15,991   18,147   $20,142
S&P 500 index                                        10,000   10,727   12,081   13,794   14,714   16,462   $17,565
Lipper Multi-Cap Core Funds Average (253 funds)      10,000   10,449   11,805   13,163   13,128   14,785   $15,871
Delaware Social Awareness Fund Class A                9,424    9,712   11,452   12,999   12,543   13,623   $14,480


FUND BASICS
-----------

Fund Objective
Seeks long-term capital
appreciation. It invests primarily in
mid-sized to large companies that
meet certain socially responsible
investment criteria.

Assets Under Management
$97 million

Number of Holdings
148

Fund Start Date
February 24, 1997

Your Fund Managers
Enrique Chang holds a B.A. from
Fairleigh Dickinson University and
an M.S. and M.B.A. from New York
University. He has 11 years of Wall
Street experience.

Christopher P. Harvey holds a
B.S. degree from Bucknell
University and an M.B.A. from
New York University. He has eight
years of Wall Street experience.

NASDAQ SYMBOLS

Class A   DEQAX
Class B   DEQBX
Class C   DEQCX

(Growth of
Capital Artwork)

Chart assumes $10,000 invested on February 24, 1997 and includes the effect of a 5.75% front-end sales charge and reinvestment of distributions. An expense limitation was in effect for all classes of Delaware Social Awareness Fund. Performance would have been lower if the expense limitation were not in effect. Performance for other Fund classes will vary due to different charges and expenses. Past performance does not guarantee future results.

Average Annual Returns
Through November 30, 1999                                Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
   Excluding Sales Charge                                 +16.79%     +15.44%
   Including Sales Charge                                 +14.31%      +8.78%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
   Excluding Sales Charge                                 +15.91%     +14.57%
   Including Sales Charge                                 +15.07%      +9.57%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
   Excluding Sales Charge                                 +15.91%     +14.57%
   Including Sales Charge                                 +15.91%     +13.57%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee and a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Average Annual Returns Through November 30, 1999         Lifetime    One Year
--------------------------------------------------------------------------------
  Institutional Class (Est. 2/24/97)                     +17.05%     +15.74%

  NASDAQ Symbol Institutional Class: DEQNX

Statement of Net Assets

Delaware Group Equity Funds II -- DELAWARE SOCIAL AWARENESS FUND
                                  ------------------------------

November 30, 1999                                       Number of    Market
                                                        Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 99.27%
 Automobiles & Auto Parts - 0.17%
 PACCAR .............................................     3,900  $  160,509
                                                                 ----------
                                                                    160,509
                                                                 ----------
 Banking, Finance & Insurance - 21.91%
 A.G. Edwards .......................................    20,955     623,411
 Allmerica Financial ................................     2,400     132,450
 Allstate ...........................................    22,230     582,148
 Ambac Financial Group ..............................    10,100     550,450
 American Express ...................................     8,100   1,225,631
 American International Group .......................    10,375   1,071,219
 AmSouth Bancorporation .............................    15,304     345,296
 Bank One ...........................................     2,041      71,945
 BB&T ...............................................    10,000     321,250
 Chase Manhattan ....................................    20,000   1,545,000
 Citigroup ..........................................    27,952   1,505,914
 City National ......................................     7,905     285,074
 Comerica ...........................................     8,070     427,710
 Conseco ............................................    14,900     301,725
 Dime Bancorp .......................................    40,300     735,475
 Fannie Mae .........................................    18,600   1,239,225
 Freddie Mac ........................................    10,500     518,437
 Financial Security Assurance Holdings Limited ......     3,700     195,406
 First Union ........................................     7,590     293,638
*FIRSTPLUS Financial Group ..........................    28,100       4,496
 Hartford Financial Services ........................    17,800     831,037
 Hibernia Class A ...................................    28,100     356,519
 Marsh & McLennan ...................................     4,520     355,385
 Mellon Financial ...................................     8,140     296,601
 Metris .............................................    37,108   1,173,541
 Morgan Stanley Dean Witter .........................    14,000   1,688,750
 National City ......................................     9,424     235,011
 Old Republic International .........................     5,592      69,900
 PaineWebber Group ..................................    13,905     544,902
 PMI Group ..........................................     2,750     137,328
 PNC Financial Group ................................     4,300     239,725
 SLM Holding ........................................    13,902     689,018
 SouthTrust .........................................     5,000     194,219
 St. Paul ...........................................     6,100     184,144
 T. Rowe Price Associates ...........................     4,000     143,875
 Unionbancal Corporation ............................    27,900   1,229,344
 Valley National Bancorp ............................    21,550     541,444
 Washington Mutual ..................................    16,093     466,697
                                                                 ----------
                                                                 21,353,340
                                                                 ----------
 Buildings & Materials - 0.88%
*American Standard ..................................     8,300     323,181
 Kaufman & Broad Home ...............................    19,700     435,863
 York International .................................     4,400      98,175
                                                                 ----------
                                                                    857,219
                                                                 ----------
                                                        Number of    Market
                                                        Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Cable, Media & Publishing - 4.95%
*Circle.com .........................................     3,000  $   39,094
 Dun and Bradstreet .................................    14,690     396,630
 Gannett ............................................     8,860     634,044
 Knight-Ridder ......................................     4,400     240,075
 McGraw-Hill ........................................    14,800     838,975
 New York Times .....................................    21,970     844,472
 Omnicom Group ......................................     6,560     578,100
 R.H. Donnelley .....................................    16,938     315,470
*Snyder Communications ..............................    12,000     161,250
 Time Warner ........................................     2,000     123,375
*Valassis Communications ............................    16,550     651,656
                                                                 ----------
                                                                  4,823,141
                                                                 ----------
 Chemicals - 1.03%
 Avery Dennison .....................................     4,200     249,375
 Lubrizol ...........................................    27,600     755,550
                                                                 ----------
                                                                  1,004,925
                                                                 ----------
 Computers & Technology - 22.70%
*Adaptec ............................................    14,600     787,031
*America Online .....................................    16,800   1,221,150
*American Power Conversion ..........................    11,340     269,679
*Apple Computer .....................................    13,500   1,320,891
*Applied Materials ..................................     4,400     428,862
*BMC Software .......................................    11,800     859,556
*Cisco Systems ......................................    27,900   2,487,459
 Compaq Computer ....................................    11,200     273,700
 Computer Associates International ..................    21,000   1,365,000
*Compuware ..........................................    22,800     771,637
*Comverse Technology ................................     8,900   1,075,787
*Dell Computer ......................................    32,700   1,407,122
 Deluxe .............................................    21,525     563,686
*EMC ................................................    23,000   1,921,937
*Electronics Arts ...................................    10,800   1,132,650
*Lexmark International ..............................    16,800   1,394,400
*Microsoft ..........................................    45,600   4,151,025
*Symantec ...........................................    10,000     466,563
*Teradyne ...........................................     5,000     217,813
                                                                 ----------
                                                                 22,115,948
                                                                 ----------
 Consumer Products - 2.10%
 Avon Products ......................................    10,230     372,756
 Clorox .............................................     1,980      88,234
 Gillette ...........................................    10,000     401,875
 Maytag .............................................    12,900     615,169
 Ralston-Purina Group ...............................     2,400      71,250
*United Stationers ..................................    21,400     498,888
                                                                 ----------
                                                                  2,048,172
                                                                 ----------

Delaware Social Awareness Fund                          Number of    Market
                                                        Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Electronics & Electrical Equipment - 2.81%
 General Cable ......................................    27,200  $  210,800
*LSI Logic ..........................................     3,900     235,706
*Microchip Technology ...............................     8,000     506,750
*Sanmina ............................................     9,500     912,000
*Waters .............................................    17,900     877,100
                                                                 ----------
                                                                  2,742,356
                                                                 ----------
 Energy - 2.02%
 Apache .............................................     6,400     229,200
*Barrett Resources ..................................     8,200     217,812
 Enron ..............................................    25,600     974,400
 Equitable Resources ................................     7,600     264,575
 Questar ............................................    16,500     283,594
                                                                 ----------
                                                                  1,969,581
                                                                 ----------
 Food & Beverage - 3.13%
*Agribrands International ...........................        80       3,765
 General Mills ......................................    17,600     663,300
 Interstate Bakeries ................................    16,650     293,456
*Keebler Foods ......................................    24,000     661,500
 Quaker Oats ........................................    13,690     893,273
*Suiza Foods ........................................    11,700     420,469
 Universal Foods ....................................     5,440     115,600
                                                                 ----------
                                                                  3,051,363
                                                                 ----------
 Healthcare & Pharmaceuticals - 8.53%
*AmeriSource Health .................................    20,000     247,500
*Amgen ..............................................    30,800   1,402,362
 Bergen Brunswig Class A ............................    30,467     251,353
*Biogen .............................................     3,100     226,397
*Boston Scientific ..................................    11,000     232,375
 C.R. Bard ..........................................    16,400     890,725
 Cardinal Health ....................................    13,448     703,498
 Eli Lilly ..........................................     9,100     652,925
*Health Management Associates .......................    42,300     520,819
*IVAX ...............................................    13,200     268,125
*Lincare Holdings ...................................     5,970     169,026
 McKesson ...........................................    21,559     503,942
 Medtronic ..........................................    35,446   1,377,963
 Mylan Laboratories .................................    16,900     398,206
*Rexall Sundown .....................................    42,400     433,275
*Ventiv Health ......................................     4,000      31,875
                                                                 ----------
                                                                  8,310,366
                                                                 ----------
 Industrial Machinery - 1.22%
 Illinois Tool Works ................................     8,323     538,942
 Ingersoll-Rand .....................................    13,400     649,063
                                                                 ----------
                                                                  1,188,005
                                                                 ----------

                                                        Number of    Market
                                                        Shares       Value
--------------------------------------------------------------------------------

 Common Stock (continued)
 Leisure, Lodging & Entertainment - 1.88%
*Brinker International ..............................    31,300  $  708,162
 McDonald's .........................................    12,600     567,000
*Walt Disney ........................................    20,000     557,500
                                                                 ----------
                                                                  1,832,662
                                                                 ----------
 Metals & Mining - 0.32%
 Cleveland Cliffs Iron ..............................    10,640     311,220
                                                                 ----------
                                                                    311,220
                                                                 ----------
 Retail - 8.84%
*Dollar Tree Stores .................................    14,400     644,400
*Federated Department Stores ........................    16,400     771,825
 Gap ................................................    18,282     740,421
 Home Depot .........................................    20,300   1,604,969
 Jostens ............................................    23,350     429,056
 Ross Stores ........................................    23,230     446,452
*Safeway ............................................    15,840     584,100
 TJX ................................................    15,480     405,383
 Tupperware Corporation .............................     7,200     128,250
 Wal-Mart Stores ....................................    30,400   1,751,800
*Zales ..............................................    21,800   1,103,625
                                                                 ----------
                                                                  8,610,281
                                                                 ----------

 Telecommunications - 12.18%
 AT & T .............................................    32,695   1,826,833
 Alltel .............................................    15,800   1,366,700
 BellSouth ..........................................    41,200   1,902,925
*MCI Worldcom .......................................    16,400   1,356,075
 Nortel Networks ....................................    13,400     991,600
 SBC Communications .................................    34,016   1,766,706
*Tellabs ............................................    20,940   1,358,483
 US West Communications Group .......................    20,980   1,302,071
                                                                 ----------
                                                                 11,871,393
                                                                 ----------
 Textiles, Apparel & Furniture - 1.53%
 Newell Rubbermaid ..................................     9,696     318,150
*Tommy Hilfiger .....................................    25,400     625,475
 Westpoint Stevens ..................................    26,200     550,200
                                                                 ----------
                                                                  1,493,825
                                                                 ----------
 Transportation & Shipping - 1.20%
*Alaska Air Group ...................................     4,100     155,800
 Delta Air Lines ....................................     7,300     359,525
 Tidewater ..........................................     9,500     303,406
*UAL Corporation ....................................     5,040     346,500
                                                                 ----------
                                                                  1,165,231
                                                                 ----------

                                                        Number of    Market
                                                        Shares       Value
--------------------------------------------------------------------------------

Common Stock (continued)
Utilities - 1.87%
Centurytel ..........................................   18,750    $  862,500
OGE Energy ..........................................   27,300       583,538
Utilicorp United ....................................   18,900       380,363
                                                                  ----------
                                                                   1,826,401
                                                                  ----------
Total Common Stock (cost $81,395,192) ...............             96,735,938
                                                                  ==========
                                                       Principal
                                                       Amount
                                                       ---------

Repurchase Agreements - 0.33%
  With Chase Manhattan 5.64% 12/1/99
  (dated 11/30/99, collateralized by $47,000
  U.S. Treasury Notes 5.50% due 2/28/03,
  market value $46,551 and $78,000
  U.S. Treasury Notes 7.875% due 11/15/04,
  market value $83,843) ............................. $127,000       127,000
With J.P. Morgan Securities 5.63% 12/1/99
  (dated 11/30/99, collateralized by $54,000
  U.S. Treasury Notes 5.50% due 3/31/03,
  market value $53,136 and $47,000
  U.S. Treasury Notes 6.25% due 2/15/03,
  market value $47,893) .............................   99,000        99,000
With PaineWebber 5.63% 12/1/99
  (dated 11/30/99, collateralized by $101,000
  U.S. Treasury Notes 5.50% due 1/31/03, market
  value $100,941) ...................................   99,000        99,000
                                                                 -----------
Total Repurchase Agreements
  (cost $325,000) ...................................                325,000
                                                                 ===========
Total Market Value of Securities - 99.60%
  (cost $81,720,192) ................................            $97,060,938
Receivables and Other Assets
  Net of Liabilities - 0.40% ........................                387,023
                                                                 -----------
Net Assets Applicable to 7,573,100 Shares
  ($1 par value) Outstanding - 100.00% ..............            $97,447,961
                                                                 ===========
Net Asset Value - Delaware Social
  Awareness Fund A Class
  ($46,354,232 / 3,563,312 shares) ..................                 $13.01
                                                                      ======
Net Asset Value - Delaware Social
  Awareness Fund B Class
  ($41,091,279 / 3,225,432 shares) ..................                 $12.74
                                                                      ======
Net Asset Value - Delaware Social
  Awareness Fund C Class
  ($9,673,371 / 759,225 shares) .....................                 $12.74
                                                                      ======
Net Asset Value - Delaware Social
  Awareness Fund Institutional Class
  ($329,079 / 25,131 shares) ........................                 $13.09
                                                                      ======
----------------------
* Non-income producing security for the year ended November 30,1999.

--------------------------------------------------------------------------------
Components of Net Assets at November 30, 1999:
Common stock, $1 par value, 200,000,000 shares authorized
 to the Fund with 100,000,000 shares allocated to Delaware Social Awareness Fund A Class, 25,000,000 shares allocated to Delaware Social Awareness Fund B Class, 25,000,000 shares allocated to Delaware Social Awareness Fund C Class, and 50,000,000 shares allocated to Delaware Social
 Awareness Fund Institutional Class ..................   $81,027,227
 Accumulated net realized gain on investments ........     1,079,988
 Net unrealized appreciation of investments ..........    15,340,746
                                                         -----------
Total net assets .....................................   $97,447,961
                                                         ===========
Net Asset Value and Offering Price Per Share -
 Delaware Social Awareness Fund ......................
Net asset value A Class (A) ..........................        $13.01
Sales charge (5.75% of offering price or 6.07% of
 amount invested per share) (B) .......................         0.79
                                                              ------
Offering price .......................................        $13.80
                                                              ======
------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


                                                          See accompanying notes

Statement of Operations

Delaware Group Equity Funds II
Year ended November 30, 1999


                                                  Delaware Social Awareness Fund
--------------------------------------------------------------------------------
                                                         Year Ended 11/30/99
Investment Income
Dividends ............................................   $961,121
Interest .............................................    115,205  $1,076,326
                                                         --------

Expenses:
Management fees ......................................    706,897
Distribution expense .................................    593,272
Dividend disbursing and transfer agent
 fees and expenses ...................................    357,234
Registration fees ....................................     94,986
Reports and statements to shareholders ...............     79,500
Accounting and administration ........................     30,874
Professional fees ....................................     18,588
Taxes (other than taxes on income) ...................     10,000
Custodian fees .......................................      2,853
Trustees' fees .......................................      1,675
Other ................................................     38,786   1,934,665
                                                         --------  ----------

Less expenses absorbed or waived .....................               (166,274)
Less expenses paid indirectly ........................                 (2,273)
                                                                   ----------
Total expenses .......................................              1,766,118
                                                                   ----------
Net Investment Loss ..................................               (689,792)
                                                                   ----------

Net Realized and Unrealized Gain
  on Investments:
Net realized gain on investments .....................              2,314,794
Net change in unrealized appreciation/depreciation
  of investments .....................................             10,745,101
                                                                   ----------

Net Realized and Unrealized Gain
  on Investments .....................................             13,059,895
                                                                   ----------

Net Increase in Net Assets Resulting From
 Operations ..........................................            $12,370,103
                                                                  ===========

                                                          See accompanying notes

Statements of Changes in Net Assets

Delaware Group Equity Funds II



                                                  Delaware Social Awareness Fund
--------------------------------------------------------------------------------
                                                              Year Ended
                                                         11/30/99   11/30/98

Increase (Decrease) in Net Assets from Operations:
Net investment loss .................................. $ (689,792) $ (104,394)
Net realized gain (loss) on investments ..............  2,314,794  (1,234,223)
Net change in unrealized appreciation/depreciation
 of investments ...................................... 10,745,101   2,623,743
                                                       ----------------------
Net increase in net assets resulting from operations . 12,370,103   1,285,126
                                                       ----------------------

Distributions to Shareholders from:
Net realized gain on investments:
  A Class ............................................         --     (38,406)
  B Class ............................................         --     (30,948)
  C Class ............................................         --      (5,476)
  Institutional Class ................................         --        (414)
                                                      -----------------------
                                                               --     (75,244)
                                                      -----------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class ............................................ 14,511,988  31,906,321
  B Class ............................................ 13,994,716  24,847,840
  C Class ............................................  3,750,889   7,756,651
  Institutional Class ................................    309,395     516,088

Net asset value of shares issued upon reinvestment
 of distributions from net realized gain on investments:
  A Class ............................................         --      35,864
  B Class ............................................         --      29,610
  C Class ............................................         --       5,197
  Institutional Class ................................         --         414
                                                      -----------------------
                                                       32,566,988  65,097,985
                                                      -----------------------
Cost of shares repurchased:
  A Class ............................................(13,191,820) (3,123,666)
  B Class ............................................ (7,945,146) (1,859,274)
  C Class ............................................ (4,030,779)   (390,664)
  Institutional Class ................................   (413,514)   (274,168)
                                                      -----------------------
                                                      (25,581,259) (5,647,772)
                                                      -----------------------
Increase in net assets derived from capital
 share transactions ..................................  6,985,729  59,450,213
                                                      -----------------------
Net Increase in Net Assets ........................... 19,355,832  60,660,095

Net Assets:
Beginning of year .................................... 78,092,129  17,432,034
                                                      -----------------------
End of year ..........................................$97,447,961 $78,092,129
                                                      =======================
                                                          See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:
--------------------------------------------------------------------------------

                                                              Delaware Social Awareness Fund A Class
                                                                                             Delaware Social Awareness Fund B Class
                                                                                     2/24/97(1)                           2/24/97(1)
                                                                   Year Ended           to               Year Ended           to
                                                              11/30/99   11/30/98     11/30/97     11/30/99    11/30/98     11/30/97
Net asset value, beginning of period .................        $11.260    $10.330      $ 8.500      $11.120     $10.280     $ 8.500

Income (loss) from investment operations:
  Net investment income (loss)(2).....................         (0.043)     0.015        0.007       (0.133)     (0.066)     (0.044)
  Net realized and unrealized gain on investments ....          1.793      0.955        1.823        1.753       0.946       1.824
                                                              ---------------------------------------------------------------------
  Total from investment operations ...................          1.750      0.970        1.830        1.620       0.880       1.780
                                                              ---------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments             --      (0.040)          --           --      (0.040)         --
                                                              ---------------------------------------------------------------------
  Total distributions ................................            --      (0.040)          --           --      (0.040)         --
                                                              ---------------------------------------------------------------------
Net asset value, end of period .......................        $13.010    $11.260      $10.330      $12.740     $11.120     $10.280
                                                              =====================================================================

Total return(3) ......................................          15.44%      9.52%       21.53%       14.57%       8.60%      20.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............        $46,354    $38,858       $9,115      $41,091     $30,172      $6,919
  Ratio of expenses to average net assets ............           1.49%      1.45%        1.50%        2.24%       2.20%       2.20%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ..           1.69%      1.56%        1.96%        2.39%       2.26%       2.66%
  Ratio of net investment income (loss) to average
    net assets .......................................          (0.35%)     0.14%        0.38%       (1.10%)     (0.61%)     (0.32%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly .........................          (0.55%)     0.03%       (0.08%)      (1.25%)     (0.67%)     (0.78%)
  Portfolio turnover .................................             28%        22%          29%          28%         22%         29%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding                                                Delaware Social Awareness Fund
throughout each period were as follows:                   Delaware Social Awareness Fund C Class         Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       2/24/97(1)                         2/24/97(1)
                                                                     Year Ended           to             Year Ended          to
                                                               11/30/99   11/30/98     11/30/97    11/30/99    11/30/98   11/30/97
Net asset value, beginning of period ....................     $11.120     $10.280      $ 8.500     $11.310      $10.350     $ 8.500

Income (loss) from investment operations:
  Net investment income (loss)(2) .......................      (0.133)     (0.068)      (0.044)     (0.012)       0.043       0.029
  Net realized and unrealized gain on investments .......       1.753       0.948        1.824       1.792        0.957       1.821
                                                              ----------------------------------------------------------------------
  Total from investment operations ......................       1.620       0.880        1.780       1.780        1.000       1.850
                                                              ----------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments ...          --      (0.040)          --          --       (0.040)         --
                                                              ----------------------------------------------------------------------
  Total distributions ...................................          --      (0.040)          --          --       (0.040)         --
                                                              ----------------------------------------------------------------------

Net asset value, end of period ..........................     $12.740     $11.120      $10.280     $13.090      $11.310     $10.350
                                                              =====================================================================

Total return(3) .........................................       14.57%       8.60%       20.94%      15.74%        9.70%      21.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............      $9,673      $8,683       $1,290        $329         $379        $107
  Ratio of expenses to average net assets ...............        2.24%       2.20%        2.20%       1.24%        1.20%       1.20%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ......        2.39%       2.26%        2.66%       1.39%        1.26%       1.66%
  Ratio of net investment income (loss) to average
   net assets ...........................................       (1.10%)     (0.61%)      (0.32%)     (0.10%)       0.39%       0.68%
  Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly .............................       (1.25%)     (0.67%)      (0.78%)     (0.25%)       0.33%       0.22%
  Portfolio turnover ....................................          28%         22%          29%         28%          22%         29%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Notes to Financial Statements

November 30, 1999
Delaware Group Equity Funds II                    Delaware Social Awareness Fund
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers five series, the Delaware Decatur Equity Income Fund (formerly known as Decatur Income Fund), the Delaware Growth and Income Fund (formerly known as the Decatur Total Return Fund), the Delaware Blue Chip Fund, the Delaware Social Awareness Fund and the Delaware Diversified Value Fund. These financial statements and related notes pertain to the Delaware Social Awareness Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Social Awareness Fund A Class carries a front-end sales charge of 5.75%. The Delaware Social Awareness Fund B Class carries a back-end sales charge. The Delaware Social Awareness Fund C Class carries a level load deferred sales charge and the Delaware Social Awareness Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase

--------------------------------------------------------------------------------
agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was $2,170 for the year ended November 30, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $103 for the year ended November 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, effective April 1, 1999, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1,500 million, and 0.60% on the average daily net assets in excess of $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At November 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $71,568.

DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years old or less but greater than one year and 0.35% of average daily net assets averaging over two years old. The Fund does not pay any fees to the sub-adviser.

--------------------------------------------------------------------------------
DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 1.25% of average daily net assets of the Fund through January 31, 2000. Prior to February 1, 1999, the expense limitation was 1.20% of the Fund's average daily net assets.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $23,223.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the period from February 1, 1999 through July 31, 2000, DDLP has elected to waive its fees to ensure that annual fees received from A Class do not exceed 0.25% of the average daily net assets of A Class. At November 30, 1999, the Fund had a liability for distribution fees and other expenses payable to DDLP of $15,481.

For the year ended November 30, 1999, DDLP earned $62,610 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments During the year ended November 30, 1999, the Fund made purchases of $34,695,167 and sales of $25,900,929 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $15,340,746 of which $24,346,048 related to unrealized appreciation of securities and $9,005,302 related to unrealized depreciation of securities.

At November 30, 1999, the aggregate cost of securities for income tax purposes was $81,720,192.

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:
                                                        Year Ended  Year Ended
                                                         11/30/99    11/30/98
Shares sold:
  A Class ......................................        1,181,319   2,847,821
  B Class ......................................        1,164,562   2,213,593
  C Class ......................................          308,899     691,454
  Institutional Class ..........................           24,716      48,074

Shares issued upon reinvestment of
  distributions from net realized gain
  on investments:
  A Class ......................................               --       3,485
  B Class ......................................               --       2,897
  C Class ......................................               --         509
  Institutional Class ..........................               --          40
                                                        ---------   ---------
                                                        2,679,496   5,807,873
                                                        ---------   ---------

Shares repurchased:
  A Class ......................................       (1,068,001)   (283,314)
  B Class ......................................         (653,313)   (175,560)
  C Class ......................................         (330,699)    (36,492)
  Institutional Class ..........................          (33,067)    (24,987)
                                                       ----------   ---------
                                                       (2,085,080)   (520,353)
                                                       ----------   ---------
Net increase                                              594,416   5,287,520
                                                       ==========   =========
5. Lines of Credit
The Fund has a committed line of credit for $3,400,000. No amount was outstanding at November 30, 1999, or at any time during the fiscal year.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of Delaware Social Awareness Fund (the "Fund") as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Social Awareness Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      /s/  Ernst & Young LLP
                                                     --------------------------
Philadelphia, Pennsylvania                                Ernst & Young LLP
January 7, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED:  BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High-Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
     Growth Portfolio
     Balanced Portfolio
     Income Portfolio



*Available for the following states: Arizona, California, Colorado, Florida,
 Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and Intermediate Funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 ................................................................................

BOARD OF TRUSTEES
Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Jan L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

AFFILIATED OFFICERS

Richard J. Flannery
Executive Vice President and
General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

Subadviser
Vantage Investment Advisors, Inc.
New York, NY

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682



Printed in the USA

(2527)
AR-147 [11/99] PPL 1/00                                    (J5434)